      As filed with the Securities and Exchange Commission on July 26, 2004


                                          Securities Act File No. 333-115386
                                   Investment Company Act File No. 811-21582
--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2


           /X/ Registration Statement under the Securities Act of 1933


                         /X/ Pre-Effective Amendment No. 2


                         / / Post-Effective Amendment No.
                                     and/or
       /X/ Registration Statement under the Investment Company Act of 1940


                         /X/ Amendment No. 2



                       MADISON/CLAYMORE COVERED CALL FUND
               (Exact Name of Registrant as Specified in Charter)

                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187

                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 630-315-2036

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                              210 NORTH HALE STREET
                             WHEATON, ILLINOIS 60187

                     (Name and Address of Agent for Service)

                                   COPIES TO:

                      THOMAS A. HALE AND CHARLES B. TAYLOR
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               333 W. WACKER DRIVE
                             CHICAGO, ILLINOIS 60606

                           LEONARD B. MACKEY, JR., ESQ.
                             CLIFFORD CHANCE US LLP
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

     It is proposed that this filing will become effective (check appropriate box):

     /X/  When declared effective pursuant to section 8(c).

     If appropriate, check the following box:

     / / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is / /.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


    TITLE OF BEING                                                                            AMOUNT OF
      REGISTERED            AMOUNT BEING      OFFERING PRICE PER        AGGREGATE           REGISTRATION
      SECURITIES             REGISTERED              SHARE          OFFERING PRICE (1)         FEE (2)
----------------------- --------------------- -------------------- --------------------- --------------------
 Common Shares, $.01
      par value            23,000,000              $ 15.00             $345,000,000           $43,711.50
----------------------- --------------------- -------------------- --------------------- --------------------


(1) Estimated solely for the purpose of calculating the registration fee.


(2) Includes registration fee of $126.70 previously paid in connection with the initial filing of the Registration Statement.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION

                   PRELIMINARY PROSPECTUS DATED JULY 26, 2004


PROSPECTUS

[MADISON INVESTMENT ADVISORS LOGO]

[CLAYMORE(R) LOGO]

                                         SHARES
                       MADISON/CLAYMORE COVERED CALL FUND
                                  COMMON SHARES
                                $15.00 PER SHARE


     INVESTMENT OBJECTIVES AND POLICIES. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.


     INVESTMENT PARAMETERS. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund's selection criteria. Common stocks are selected based on the Investment Manager's views on the company's ability to sustain future growth and on favorable "PEG" ratios (seeking modest Price-Earnings ratios in relation to their earnings Growth rates), financial strength and industry leadership. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap." Substantially all of the common stocks in the Fund's portfolio will be issued by U.S. companies, although the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.

     The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

                                                   (CONTINUED ON FOLLOWING PAGE)


     INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 27 OF THIS PROSPECTUS.



                                                          PER SHARE   TOTAL(1)
                                                          ---------   --------
     Public offering price                                $   15.00      $
     Sales load(2)                                        $    .675      $
     Estimated offering expenses(3)                       $     .03      $
     Proceeds, after expenses, to the Fund(4)             $  14.295      $


                                                       (NOTES ON FOLLOWING PAGE)


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The common shares will be ready for delivery on or about           , 2004.


MERRILL LYNCH & CO.                                                 RBC CAPITAL MARKETS

ADVEST, INC.                   ROBERT W. BAIRD & CO.          CLAYMORE SECURITIES, INC.

FERRIS, BAKER WATTS      J.J.B. HILLIARD, W.L. LYONS, INC.  JANNEY MONTGOMERY SCOTT LLC
   INCORPORATED
KEYBANC CAPITAL MARKETS       LEGG MASON WOOD WALKER                  OPPENHEIMER & CO.
                                   INCORPORATED
RAYMOND JAMES                     RYAN BECK & CO.            STIFEL, NICOLAUS & COMPANY
                                                                    INCORPORATED
TD WATERHOUSE             WEDBUSH MORGAN SECURITIES INC.    WELLS FARGO SECURITIES, LLC



                The date of this prospectus is           , 2004.

(CONTINUED FROM PREVIOUS PAGE)

     INVESTMENT ADVISER AND INVESTMENT MANAGER. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Madison Asset Management, LLC (the "Investment Manager") serves as the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities.


     NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. COMMON SHARES OF CLOSED-END FUNDS FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET ASSET VALUE. THE RISK OF LOSS DUE TO THIS DISCOUNT MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD AFTER THE COMPLETION OF THE PUBLIC OFFERING. The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "MCN."

     Although the Fund has no current intention to do so, the Fund may use financial leverage, which entails certain risk. See "Risks--Financial Leverage Risk."

     You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it
for future reference. A Statement of Additional Information, dated           ,
2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this prospectus, by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).


     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)

----------

     (1)  The underwriters may also purchase up to an additional        common
          shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over allotments. If such option is exercised in full, the total Public Offering Price, Sales Load, Estimated Offering Expenses and Proceeds to the Fund will
          be $         , $         , $         and $         , respectively.
          See "Underwriting."

     (2) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of their expenses incurred in connection with the offering. See "Underwriting." Separately, the Investment Adviser and the Investment Manager have agreed to pay from their own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters. The Investment Adviser will pay to Merrill Lynch, Pierce, Fenner & Smith Incorporated an annual fee equal to .15% of the Fund's Managed Assets and Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed, as requested by the Investment Adviser, to, among other things, provide certain consulting and after-market shareholder support services. The Investment Adviser and the Investment Manager may pay to certain other underwriters an annual fee equal to a percentage of the Fund's Managed Assets attributable to the common shares sold by such underwriters in the offering if certain specified sales targets are met. Such fees, together with the partial reimbursement of expenses to the underwriters discussed above and the fee paid to Claymore Securities, Inc. discussed in footnote 3 below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

     (3) To the extent that aggregate offering expenses are less than $.03 per common share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser. See "Underwriting."

     (4) Total expenses of the common share offering paid by the Fund (which do not include the sales load, but including the $.005 per common share
          reimbursement of underwriter expenses) are estimated to be $         ,
          which represents $.03 per common share issued. The Fund's Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including the partial reimbursement of the expenses of the underwriters) that exceed $.03 per common share.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Prospectus Summary                                                             4
Summary of Fund Expenses                                                      18
The Fund                                                                      19
Use of Proceeds                                                               19
Investment Objectives and Policies                                            19
Risks                                                                         28
Management of the Fund                                                        35
Net Asset Value                                                               37
Distributions                                                                 38
Automatic Dividend Reinvestment Plan                                          39
Description of the Shares                                                     39
Anti-Takeover and Other Provisions in the Fund's Governing Documents          42
Closed-End Fund Structure                                                     43
Repurchase of Common Shares; Conversion to Open-End Fund                      44
Taxation                                                                      45
Underwriting                                                                  48
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent        51
Legal Matters                                                                 51
Additional Information                                                        51
Privacy Principles of the Fund                                                52
Table of Contents of the Statement of Additional Information                  53



     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY


     THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD CAREFULLY READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION, DATED          , 2004 (THE "SAI"), ESPECIALLY THE
INFORMATION SET FORTH UNDER THE HEADINGS "INVESTMENT OBJECTIVES AND POLICIES" AND "RISKS."

THE FUND Madison/Claymore Covered Call Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). Madison Asset Management, LLC (the "Investment Manager") serves as the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities.

THE OFFERING             The Fund is offering common shares of beneficial
                         interest, par value $.01 per share, at $15.00 per share
                         through a group of underwriters led by Merrill Lynch,
                         Pierce, Fenner & Smith Incorporated. The common shares
                         of beneficial interest are called "Common Shares" in
                         the rest of this prospectus. You must purchase at least
                         100 Common Shares ($1,500) in order to participate in
                         the offering. The Fund has given the underwriters an
                         option to purchase up to          additional Common
                         Shares to cover orders in excess of          Common
                         Shares. See "Underwriting." Claymore Advisors, LLC has agreed to (i) pay all of the organizational costs of the Fund and (ii) pay all of the offering costs of the Fund (other than sales load but including $.005 per Common Share as partial reimbursement of the expenses of the underwriters) that exceed $.03 per Common Share.
                         To the extent that aggregate offering expenses are less than $.03 per Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore
                         Securities, Inc. as reimbursement for the distribution services they provide to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser. See
                         "Underwriting."

INVESTMENT OBJECTIVES
AND POLICIES             The Fund's primary investment objective is to provide a
                         high level of current income and current gains, with a secondary objective of long-term capital appreciation.
                         The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a steady production of option writing premiums. There can be no assurance that the Fund will achieve its investment objectives.

PORTFOLIO INVESTMENT
PARAMETERS               Under normal market conditions, the Fund will invest at
                         least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund's selection criteria. Common stocks are selected based on the

                         Investment Manager's views on the company's ability to sustain future growth and on favorable "PEG" ratios (seeking modest Price-Earnings ratios in relation to their earnings Growth rates), financial strength and industry leadership. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap." Substantially all of the common stocks in the Fund's portfolio will be issued by U.S. companies, although the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.

                         The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

RATIONALE FOR INVESTING
IN THE FUND              The Investment Manager believes that investment in high
                         quality, financially strong growth stocks will provide attractive opportunities for investment appreciation.
                         The Investment Manager seeks to identify such stocks by focusing, without limitation, on issuers with the following characteristics: (1) sustainable competitive advantages, (2) predictable and dependable cash flows,
                         (3) high quality management teams and (4) solid balance sheets. The Investment Manager also believes that a program of option writing will provide ongoing current returns through varying market conditions, which may provide a partial hedge to investors in downward-trending equity markets and may provide a steady return to investors. The Investment Manager also believes that the Fund's potential total return (from dividends, option writing income, realized capital gains and asset appreciation) in neutral to modestly rising market conditions can be both substantial and steady. The Investment Manager believes the Fund's strategy leads to an overall reduction in risk compared to a strategy of simply owning stocks in a portfolio.
                         See "Investment Objectives and Policies--Portfolio
                         Contents--Call Options and Covered Call Writing."


THE FUND'S INVESTMENTS   Under normal market conditions, the Fund will invest at
                         least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund's selection criteria. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap."


                         COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. The Investment Manager seeks to invest in common stocks in which it has high confidence in their continuing earnings growth rate. The Investment Manager follows an investment style generally known as Growth-at-a-Reasonable-Price (referred to as "GARP"). The key analytical measure is a common stock's "PEG" Ratio (its Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate). For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share has a PE Ratio of 15 ($30 divided by $2). If the Investment Manager expects earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. The Investment Manager believes that the average PEG ratio as of the date of this prospectus for all the stocks included in the Standard & Poor's 500 Index is approximately 2.0. The Investment Manager intends to build an investment portfolio of common stocks with favorable value/growth relationships, with PEG ratios averaging less than the general stock market.


                         After determining that a stock is reasonably priced in relation to its expected growth rate, the Investment Manager will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. In normal market conditions, the Investment Manager seeks companies whose growth rates, cash flows, and industry strength put them in a desirable position for superior long-term value and growth. The Investment Manager expects to hold between 40 and 80 stocks in the Fund's portfolio.


                         The Fund will employ an option strategy, as described below, of writing covered call options on common stocks. The Fund may also, to the extent consistent with its policy of writing covered call options on at least 80% of the total assets of the Fund, hold common stocks on which covered call options are not written.

                         CALL OPTIONS AND COVERED CALL WRITING. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option premiums and, to a lesser extent, from dividends.

                         Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

                         The Fund will not purchase call options as an investment. It will follow a strategy known as "covered call option writing," which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying common stock. This strategy will be the Fund's principal investment strategy in seeking to pursue its primary investment objective. The Fund will only
                         "sell" or "write" options on common stocks held in the Fund's portfolio. It may not sell "naked" call options, I.E. options representing more shares of the stock than are held in the portfolio.


                         An option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Fund will be out-of-the-money, allowing the stock to add some appreciation in addition to the proceeds from the sale of the option.

                         An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to seek to protect against a possible decline in the underlying stock. It is anticipated that the Fund will sell more out-of-the-money call options that in-the-money call options.

                         When stocks in the portfolio rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that they could be exercised and the Fund forced to sell the stock. While this may be desirable in some instances, the Fund intends to minimize undesirable option assignments by repurchasing the call options prior to expiration.


                         Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, options are available on over 2,300 stocks, with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange (the "NYSE"), Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund's Investment Manager believes that there exists a large trading volume of options, sufficient to fulfill the Fund's requirements to implement its strategies.


                         PUT OPTIONS. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio.


                         Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. To a limited extent (not more than 20% of the Fund's total assets) the Fund may utilize a strategy in which it will own shares of a common stock, write (sell) call options and write (sell) put options. This strategy may produce a considerably higher return than the Fund's primary strategy of covered call writing, but involves a higher degree of risk and potential volatility.

                         To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower srike price is sold to offset the cost of the first put option) on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices (such as the Nasdaq 100 or S&P 500) that correlate with the mix of common stocks held in the Fund's portfolio.


                         FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.


                         The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.


                              INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Investment Manager to be of comparable credit quality.


                              PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The Fund's Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

                              CONVERTIBLE SECURITIES. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

                         TEMPORARY DEFENSIVE INVESTMENTS. The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the Investment Manager, very small and unattractive.

OTHER INVESTMENT
PRACTICES                DIVERSIFICATION REQUIREMENTS. The Fund may invest no
                         more than 4% of the Fund's total assets, at time of purchase, in any one common stock. The Fund may invest no more than 2% of the Fund's total assets, at time of purchase, in any one common stock if the Fund has sold
                         (written) both put and call options on such common stock.

                         FINANCIAL LEVERAGE. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). There is no expectation that the Fund will utilize financial leverage. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund's current income.


                         STRATEGIC TRANSACTIONS. The Fund may, but is not required or expected to any significant extent to, use various strategic transactions in futures, options and other derivatives contracts (other than as described in connection with its option writing strategy) to seek to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

DIVIDEND DISTRIBUTIONS
ON THE COMMON SHARES     In order to allow its holders of Common Shares to
                         realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which is subject to the Fund obtaining the exemptive relief described below and which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis) and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year. The Fund's dividend policy requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There are no assurances that the Fund would be able to obtain the necessary exemptive relief.


                         Until such time, if any, as the exemptive relief is obtained by the Fund, the Fund will pay regular quarterly dividends at a level rate based upon the projected performance of the Fund. See "Distributions."

                         If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See "Automatic Dividend Reinvestment Plan."

MANAGEMENT OF THE FUND   The Fund's Investment Adviser is Claymore Advisors,
                         LLC. As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in a maximum annual amount equal to .50% of the Fund's average daily Managed Assets (as defined herein).

                         Madison Asset Management, LLC serves as the Fund's Investment Manager pursuant to an investment management agreement with the Fund and the Investment Adviser. As compensation for its services, the Fund pays the Investment Manager a fee, payable monthly, in a maximum annual amount equal to .50% of the Fund's average daily Managed Assets (as defined herein). During the initial two years of the Fund's operations, the Investment Manager has agreed to pay a portion of its investment management fee to the Investment Adviser, with additional payments by the Investment Manager to the Investment Adviser to the extent the proceeds of this offering exceed $300 million.

                         Madison Asset Management, LLC is a wholly owned subsidiary of Madison Investment Advisors, Inc., which was founded in 1974 by Frank Burgess. Madison Asset Management, LLC shares its personnel and resources with its parent and, unless otherwise stated, references to the Investment Manager are, collectively, to Madison Asset Management, LLC and Madison Investment Advisors, Inc. The Investment Manager and its affiliated group act as investment advisers for individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $9.5 billion as of April 30, 2004.

LISTING AND SYMBOL       The Common Shares of the Fund are expected to be listed
                         on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "MCN."


SPECIAL RISK
CONSIDERATIONS           NO HISTORY OF OPERATIONS. The Fund is a newly
                         organized, diversified, closed-end management investment company with no history of operations.

                         INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                         EQUITY RISK. Substantially all of the Fund's assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


                         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

                         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

                         When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

                         To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

                         LIMITATION ON OPTION WRITING RISK. The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


                         RISKS OF MID-CAP COMPANIES. The Fund may invest up to 35% of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

                         INCOME RISK. The income Common Shareholders receive from the Fund is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase at any time during which the Fund is utilizing financial leverage.


                         FOREIGN SECURITIES RISK. The Fund may invest up to 15% of its total assets in foreign securities denominated in U.S. dollars. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; in a changing market, the Investment Manager may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable; the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; economic, political and social developments may adversely affect the securities markets; and withholding and other non-U.S. taxes may decrease the Fund's return.

                         INDUSTRY CONCENTRATION RISK. The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors. The Fund currently intends to make significant investments in common stocks of companies in the technology sector, the financial institutions sector and the consumer and retail sector. However, if market conditions change, the Fund's portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market.

                         The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Common stocks of such companies may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.

                         The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.

                         The consumer and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.

                         DERIVATIVES RISK. In addition to the risks associated with its option strategies, the Fund may, but is not required or expected to any significant extent to, participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risks--Derivatives Risk."


                         ILLIQUID SECURITIES RISK. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

                         FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.


                         MARKET DISCOUNT RISK. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

                         OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

                         FINANCIAL LEVERAGE. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.


                         MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's investment manager of its portfolio securities, the Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                         CURRENT DEVELOPMENTS. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER
PROVISIONS IN THE
FUND'S GOVERNING
DOCUMENTS                The Fund's Declaration of Trust and Bylaws (the
                         "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See
                         "Anti-Takeover and Other Provisions in the Fund's
                         Governing Documents" and "Risks--Anti-Takeover
                         Provisions."

CUSTODIAN,
ADMINISTRATOR, TRANSFER
AGENT AND DIVIDEND
DISBURSING AGENT         The Bank of New York serves as the custodian of the
                         Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                         The Bank of New York serves as the Fund's administrator, dividend disbursing agent, agent under the Fund's Automatic Dividend Reinvestment Plan (the "Plan Agent"), transfer agent and registrar with respect to the Common Shares of the Fund.

                            SUMMARY OF FUND EXPENSES


     The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 30 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase.


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)                                   4.50%
  Expenses Borne by the Fund (estimated as a percentage of offering price)(1)      0.20%
  Dividend Reinvestment Plan Fees(2)                                               None


                                                            PERCENTAGE OF NET ASSETS
                                                                 ATTRIBUTABLE TO
                                                            COMMON SHARES (ASSUMES NO
                                                          FINANCIAL LEVERAGE IS ISSUED)
                                                          -----------------------------
ANNUAL EXPENSES
  Management Fees                                                                  1.00%
  Interest Payments on Borrowed Funds                                              None
  Other Expenses                                                                    .20%
                                                                                   ----
  Total Annual Expenses                                                            1.20%


----------

 (1) Claymore Advisors, LLC, the Fund's Investment Adviser, has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all of the Fund's offering costs (other than the sales load but including $.005 per Common Share as partial reimbursement of the expenses of the underwriters) that exceed $.03 per share of Common Shares (0.20% of the offering price).

 (2) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."


EXAMPLE


     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total Annual Expenses" of 1.20% of net assets attributable to Common Shares and (2) a 5% annual return*:



                                                                            CUMULATIVE EXPENSES PAID
                                                                               FOR THE PERIOD OF:
                                                                      -------------------------------------
                                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                      ------   -------   -------   --------
An investor would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return throughout the periods                  $   59   $    83   $   110   $    186


----------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                    THE FUND


     The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on May 6, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.


                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately
$       ($       if the underwriters exercise the over-allotment option in full)
after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.03 per Common Share, and the Investment Adviser has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including partial reimbursements of the expenses of the underwriters) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.


                       INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a steady production of option writing premiums.


     The Fund's investment objectives are considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PORTFOLIO INVESTMENT PARAMETERS


     Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of large capitalization issuers that meet the Fund's selection criteria. Common stocks are selected based on the Investment Manager's views on the company's ability to sustain future growth and on favorable "PEG" ratios (seeking modest Price-Earnings ratios in relation to their earnings Growth rates), financial strength and industry leadership. The Fund considers a large capitalization issuer to be a company with market capitalization, on the date of the Fund's investment in such company's common stock, of $7 billion or greater. The Fund may invest the remainder of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered as middle sized or "mid-cap." The Fund considers a mid-cap issuer to be a company with market capitalization, on the date of the Fund's investment in such company's common stock, of between $1 billion and $7 billion. Substantially all of the common stocks in the Fund's portfolio will be issued by U.S. companies, although the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.

     The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund's portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower srike price is sold to offset the cost of the first put option) on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio.

     These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

RATIONALE FOR INVESTING IN THE FUND


     The Investment Manager believes that investment in high quality, financially strong growth stocks will provide attractive opportunities for investment appreciation over the years ahead. The Investment Manager seeks to identify such stocks by focusing, without limitation, on issuers with the following characteristics: (1) sustainable competitive advantages, (2) predictable and dependable cash flows, (3) high quality management teams and (4) solid balance sheets. The Investment Manager also believes that a program of option writing will provide ongoing current returns through varying market conditions, which may provide a partial hedge to investors in downward-trending equity markets and may provide a steady return to investors. The Investment Manager also believes that the Fund's potential total return (from dividends, option writing income, realized capital gains and asset appreciation) in neutral to modestly rising market conditions can be both substantial and steady. The Investment Manager believes the Fund's strategy leads to an overall reduction in risk compared to a strategy of simply owning stocks in a portfolio.


PORTFOLIO CONTENTS

     COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


     The Investment Manager seeks to invest in common stocks in which it has high confidence in their continuing earnings growth rate. The Investment Manager follows an investment style generally known as Growth-at-a-Reasonable-Price (referred to as "GARP"). The key analytical measure is a common stock's "PEG" Ratio (its Price-Earnings Ratio (PE) divided by its perceived earnings Growth rate). For example, a stock selling at $30.00 per share, with expected earnings for the current year of $2.00 per share has a PE Ratio of 15 ($30 divided by $2). If the Investment Manager expects earnings growth of 10% per year over the next five years, then the stock has a PEG ratio of 1.5. The Investment Manager believes that the average PEG ratio as of the date of this prospectus for all the stocks included in the Standard & Poor's 500 is approximately 2.0. The Investment Manager intends to build an investment portfolio of common stocks with favorable value/growth relationships, with PEG ratios averaging less than the general stock market.

     After determining that a stock is reasonably priced in relation to its growth rate, the Investment Manager will look for companies with strong financial statements, relatively little debt, positive fundamental trends and industry leadership. The Investment Manager seeks companies whose growth rates, cash flows, and industry strength put them in a desirable position for superior long-term value and growth. In normal market conditions, the Investment Manager expects to hold between 40 and 80 stocks in the portfolio.

     The Fund will employ an option strategy, as described below, of writing covered call options on common stocks. The Fund may also, to the extent consistent with its policy of writing covered call options on at least 80% of the total assets of the Fund, hold common stocks on which covered call options are not written.


     OPTIONS--IN GENERAL. The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Investment Manager believes that substantially all of the options written by the Fund will be American style options.

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Investment Manager as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.


     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Taxation."

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


     CALL OPTIONS AND COVERED CALL WRITING. The Fund will not purchase call options as an investment. It will follow a strategy known as "covered call option writing," which is a strategy designed to produce income and offset a portion of a market decline in the underlying common stock. This strategy will be the Fund's primary investment strategy. The Fund will only "sell" or "write" options on common stocks held in the Fund's portfolio. It may not sell "naked" call options, I.E. options representing more shares of the stock than are held in the portfolio.


     The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 21, 2004 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

     The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a 6-month call option is written with a strike price of $40 (I.E. 7.7% higher than the current market price) and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income.

     This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself.

     Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the 6-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%.

     Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless.

     For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, the Fund intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

     Option contracts are originated and standardized by an independent entity called the OCC. Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, NYSE, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund's Investment Manager believes that there exists a large trading volume of options, easily sufficient to fulfill the Fund's option requirements to fully implement its strategies.

     PUT OPTIONS. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. To a limited extent, but not more than 20% of the Fund's total assets, the Fund may utilize a strategy in which it will own shares of a common stock, write (sell) call options and write (sell) put options. This strategy may produce a considerably higher return than the Fund's primary strategy of covered call writing, but involves a higher degree of risk and potential volatility. To offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund will purchase put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices (such as the Nasdaq 100 or S&P 500) that correlate with the mix of common stocks held in the Fund's portfolio.


     DIVERSIFICATION REQUIREMENTS. The Fund may invest no more than 4% of the Fund's total assets, at time of purchase, in any one common stock. The Fund may invest no more than 2% of the Fund's total assets, at time of purchase, in any one common stock if the Fund has sold (written) both put and call options on such common stock.

     The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

     PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

     The Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

     CONVERTIBLE SECURITIES. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.


     INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of the McGraw-Hill Company, Inc. or rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Investment Manager to be of comparable credit quality. Additional information on the ratings of investment grade and other fixed income securities is included in the Statement of Additional Information under "Appendix A--Ratings of Investments."


     FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

INDUSTRY CONCENTRATION


     The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risks--Industry Concentration Risk."


TEMPORARY DEFENSIVE INVESTMENTS


     Under normal market conditions, the Fund will invest substantially all of its total assets in common stocks of large and mid-capitalization companies that meet the Investment Manager's criteria, and will sell (write) covered call options on common stock comprising 80% of the total assets of the Fund. However, when a temporary defensive posture is believed by the Investment Manager to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Investment Manager. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's Statement of Additional Information. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Investment
Manager, with respect to assets so invested. See "Management of the Fund."
The Fund may not achieve its investment objectives during temporary defensive periods.


CERTAIN OTHER INVESTMENT PRACTICES


     STRATEGIC TRANSACTIONS AND DERIVATIVES. In addition to the option strategies described above under "--Portfolio Contents," the Fund may, but is not required or expected in any significant extent, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with any utilization of financial leverage by the Fund. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objectives and Policies--Other Derivative Instruments" in the Fund's Statement of Additional Information.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, I.E., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     SHORT SALES. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales

"against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     REPURCHASE AGREEMENTS. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Manager, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Investment Manager or any of their affiliates.


     OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds (ETFs). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower srike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund's portfolio. The Investment Manager generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

     RESTRICTED AND ILLIQUID SECURITIES. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Manager pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

     LOANS OF PORTFOLIO SECURITIES. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if
(i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objectives and Policies--Loans of Portfolio Securities" in the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER

     The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

INVESTMENT RESTRICTIONS


     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to utilize financial leverage in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the financial leverage.

                                     RISKS

     INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND SPECIAL CONSIDERATIONS ASSOCIATED WITH INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE ENTIRE PRINCIPAL AMOUNT THAT YOU INVEST.


PRINCIPAL RISKS


NO OPERATING HISTORY

     The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

NOT A COMPLETE INVESTMENT PROGRAM


     The Fund is intended for investors seeking a high level of current income and current gains and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objectives as well as the Common Shareholder's other investments when considering an investment in the Fund.


EQUITY RISK

     A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES


     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

LIMITATION ON OPTION WRITING RISK

     The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


RISKS OF MID-CAP COMPANIES


     The Fund may invest up to 35% of its total assets in companies that meet the Fund's growth and value criteria but whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.


INCOME RISK

     The income Common Shareholders receive from the Fund is based primarily on the premiums it receives from writing options and the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of common stocks, preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on Common Shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing financial leverage.


FOREIGN SECURITIES RISK

     The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.


     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

     The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


INDUSTRY CONCENTRATION RISK

     The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

     The Fund currently intends to make significant investments in common stocks of companies in the technology sector, the financial institutions sector and the consumer and retail sector. However, if market conditions change, the Fund's portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other sectors of the market.

     The technology sector may include, for example, companies that rely extensively on technology, science or communications in their product development or operations. Common stocks of such companies may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources, and the management of such companies may be more dependent upon one or a few key people.

     The financial institutions sector may include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. The industries within the financial institutions sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial institutions industries. Insurance companies can be subject to severe price competition. The financial institutions industries are currently undergoing relatively rapid change as existing distinctions between financial institutions segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.

     The consumer and retail sector may include, for example, companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally and in merchandising finished goods and services primarily to individual consumers. Industries within the consumer and retail sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, intense competition and changes in demographics and consumer tastes.

OTHER RISKS OF INVESTING IN THE FUND

RISKS RELATED TO PREFERRED SECURITIES

     There are special risks associated with investing in preferred securities, including:

     DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

     NON-CUMULATIVE DIVIDENDS. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

     SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

     LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

     LIMITED VOTING RIGHTS. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

     SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

INTEREST RATE RISK

     Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise.

     During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, short-term financing rates in connection with any financial leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.


DERIVATIVES RISK

     In addition to the Fund's writing of covered call and put options, the risks of which are described above, the Investment Manager may, but is not required or expected to any significant extent to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

     - dependence on the Investment Manager's ability to predict correctly movements in the direction of interest rates and securities prices;

     - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

     - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

     - the possible absence of a liquid secondary market for any particular instrument at any time;

     - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

     - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

     -    the creditworthiness of counterparties.

     FUTURES TRANSACTIONS. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

     - no assurance that futures contracts or options on futures can be offset at favorable prices;

     - possible reduction of the return of the Fund due to the use for hedging;

     - possible reduction in value of both the securities hedged and the hedging instrument;

     -    possible lack of liquidity due to daily limits on price fluctuations;

     - imperfect correlation between the contracts and the securities being hedged; and

     - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

     COUNTERPARTY RISK. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

ILLIQUID SECURITIES RISK


     Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.


FUND DISTRIBUTION RISK

     Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

MARKET DISCOUNT RISK


     Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

FINANCIAL LEVERAGE RISK

     Although the Fund has no current intention to do so, the Fund may leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage. During any time in which the Fund utilizes financial leverage, the amount of fees paid to the Investment Adviser and to the Investment Manager for advisory and management services would be higher than if the Fund did not utilize financial leverage because the fees payable under the investment advisory agreement are based on the Fund's Managed Assets, which include the assets attributible to any financial leverage.


MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's investment manager of its portfolio securities, the Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

CURRENT DEVELOPMENTS RISKS

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.


ANTI-TAKEOVER PROVISIONS

     The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Investment Manager. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER


     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

THE INVESTMENT MANAGER

     Madison Asset Management, LLC acts as the Funds Investment Manager pursuant to an investment management agreement among the Fund, the Investment Adviser and the Investment Manager (the "Managment Agreement"). Madison Asset Management, LLC is a wholly owned subsidiary of Madison Investment Advisors, Inc. which was founded in 1974 by Frank Burgess. The Investment Manager is a Wisconsin limited liability company with principal offices at 550 Science Drive, Madison, Wisconsin 53711. Madison Asset Management, LLC shares its personnel and resources with its parent and, unless otherwise stated, references to the Investment Manager are, collectively, to Madison Asset Management, LLC and Madison Investment Advisors, Inc. The Investment Manager and Madison Investment Advisors, Inc. also operate through their affiliates, Madison Scottsdale, LC in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois and manages investment companies through its Mosaic family of twelve mutual funds. Madison Investment Advisors, Inc. is an independent company that is owned by 26 of its officers and employees and an Employee Stock Ownership Plan. The Investment Manager and its affiliated group act as investment advisers for individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $9.5 billion as of April 30, 2004.

     Pursuant to the Management Agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     Frank E. Burgess, CEO and founder of the Investment Manager, will have primary responsibility over the management of the Fund's portfolio and selection of its investments. Mr. Burgess began his career in 1967 and has served as the chairman and chief investment officer of the Investment Manager since its inception. The investment team that will participate in the management of the Fund include Jay Sekelsky, a principle and lead equity manager, equity analysts Richard Eisinger, David Halford, Matthew Hayner and Steve Share, and portfolio managers Katherine Frank and Ray DiBernardo.

     The Investment Manager has retained option investment expert Richard Lehman, of Lehman Investment Advisory, as a consultant to provide statistical and factual information regarding covered call option writing strategies, advice regarding economic factors and trends or advice as to occasional transactions in specific securities. Mr. Lehman is the author of a recent book on options strategies, NEW INSIGHTS ON COVERED CALL WRITING through Bloomberg Press.


ADVISORY AND MANAGEMENT AGREEMENTS


     Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser a management fee payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any financial leverage) ("Managed Assets") for the services and facilities it provides. The liquidation preference of preferred shares issued by the Fund, if any, is not a liability. Pursuant to the Management Agreement among the Investment Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily Managed Assets for the services and facilities it provides. During the intial two years of the Fund's operations, the Investment Manager has agreed to pay a portion of its investment management fee to the Investment Adviser, with additional payments to the extent the proceeds of the offering exceed $300 million. See "Management of the Fund--The Management Agreement" in the SAI.

     The Investment Adviser and the Investment Manager are obligated to pay, from their assets (and not those of the Fund), to one or more of the underwriters in this offering additional compensation as described under the caption "Underwriting" in this prospectus.


     In addition to the fees of the Investment Adviser and the Investment Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Investment Manager), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any financial leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


     Because the fees received by the Investment Adviser and the Investment Manager are based on the Managed Assets of the Fund (including assets represented by the proceeds of any financial leverage), the Investment Adviser and the Investment Manager have a financial incentive for the Fund to utilize financial leverage, which may create a conflict of interest between the Investment Adviser and Investment Manager, on the one hand, and the holders of the Fund's Common Shares, on the other. Because holders of the Fund's preferred shares or its borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any financial leverage, are paid only by the Common Shareholders and not by holders of preferred shares or the counterparties to borrowings. The Fund generally will not use financial leverage if the Investment Adviser anticipates that such use would result in a lower return to Common Shareholders for any significant amount of time.


                                 NET ASSET VALUE


     The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from borrowings) and the liquidation preference of any outstanding preferred shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

     The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

     When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability, and thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.


     The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

     Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                  DISTRIBUTIONS

MANAGED DISTRIBUTION POLICY

     In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.


     The 1940 Act and the rules and regulations promulgated thereunder limit the number of distributions of long-term capital gain that a registered investment company may make in a given year. Therefore, the Fund's distribution policy requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

     The Fund expects that dividends paid on the Common Shares will consist of
(i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income (income from domestic and certain foreign corporations) and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income, including from premiums from the Fund covered call option strategy, is currently 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's basis in his or her Common Shares. A "return of capital" is that portion of a distribution that exceeds the Fund's current and accumulated earnings and profits. The return of capital shall be applied against and reduce the shareholder's adjusted tax basis of his/her Common Shares dollar-for-dollar, resulting in a potential increase of the shareholder's taxable gain upon the sale of his/her Common Shares.


     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY


     Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to Common Shareholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments, the stability of the gains it receives from its covered call options writing strategy and dividends paid on preferred shares, if any, and interest and required principal payments on borrowings, if any.

     Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the comlpetion of the Common Share offering, depending upon market conditions. Over time, all the investment company taxable income of the Fund will be distributed. The investment company income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

     To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.


                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

     Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all Funds received from participants to purchase Common Shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions that an individual investor would pay for a similar sized transaction. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.


     The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 101 Barclay Street,
New York, New York 10286, phone number (800) 701-8178.


                            DESCRIPTION OF THE SHARES

COMMON SHARES


     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of May 6, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has preferred shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See "--Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Fund has no present intention of offering any preferred shares or any additional shares other than Common Shares issued under the Fund's Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund's Common Shares are expected to be approved for listing on the NYSE, subject to notice of issuance, under the symbol "MCN."

     The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

PREFERRED SHARES


     The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. Any such offering of preferred shares together with any other financial leverage used by the Fund would be limited to 20% of the Fund's total assets (including the proceeds from such financial leverage).


     The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any preferred shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares.

BORROWINGS

     The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     The Fund has no current intention to use borrowings or any other form of financial leverage. In the event that the Fund borrows money in the future, such borrowings together with any other financial leverage used by the Fund, would be limited to 20% of the Fund's total assets (including the proceeds from such financial leverage). The Board of Trustees reserves the right to change the foregoing percentage limitation, and the Fund may borrow money to the extent permitted by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.


                    ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           FUND'S GOVERNING DOCUMENTS


     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.


     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

     - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.


     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.


     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                            CLOSED-END FUND STRUCTURE


     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities to any significant extent.


     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

     In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Manager, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (E.G., 10% or more) from net asset value that may develop and continue for a significant period of time (E.G., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Manager does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND


     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

     In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

     As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

     The Fund expects to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to Common Shareholders. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year,
(ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.


     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


TAXATION OF SHAREHOLDERS


     Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), a portion of the dividends the Fund pays on the Common Shares that has been properly designated by the Fund as "qualified dividend income" may be eligible for a reduced maximum federal income tax rate for individuals of generally 15% for tax years beginning on before or before December 31, 2008. Although the Fund will invest primarily in stocks that are eligible to pay qualified dividend income, the Fund cannot assure you as to what portion, if any, of the dividends the Fund pays on the Common Shares will consist of qualified dividend income. In addition, the Fund's investment practices may preclude qualified dividend income treatment, as discussed below.


     Distributions made to you from the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if such distributions have been properly designated by the Fund, regardless of the length of time you have owned Common Shares. Under the 2003 Tax Act, the maximum federal income tax rate on net long-term capital gains for individuals is generally 15% for gains realized on or before December 31, 2008. In addition, the Fund's investment practices may preclude long-term capital gain treatment, as discussed below.


     The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.


     The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the Common Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of Common Shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Common Shares are disposed of. In such case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to Common Shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's Common Shares that do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus.

                                  UNDERWRITING


     Subject to the terms and conditions stated in a purchase agreement dated
    , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.



                                                                             NUMBER OF
                        UNDERWRITER                                        COMMON SHARES
                        -----------                                        -------------
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     RBC Capital Markets Corporation
     Advest, Inc.
     Robert W. Baird & Co. Incorporated
     Claymore Securities, Inc.
     Ferris, Baker Watts, Incorporated
     J.J.B. Hilliard, W.L. Lyons, Inc.
     Janney Montgomery Scott LLC
     KeyBanc Capital Markets, a division of McDonald Investments Inc.
     Legg Mason Wood Walker, Incorporated
     Oppenheimer & Co. Inc.
     Raymond James & Associates, Inc.
     Ryan Beck & Co., Inc.
     Stifel, Nicolaus & Company, Incorporated
     TD Waterhouse Investor Services, Inc.
     Wedbush Morgan Securities Inc.
     Wells Fargo Securities, LLC
                                                                           -------------
               Total
                                                                           =============



     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.


COMMISSIONS AND DISCOUNTS


     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $    per share. The
sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount in excess of $    per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may
be changed. Investors must pay for any Common Shares purchased on or before    ,
2004.

     The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                PER SHARE     WITHOUT OPTION     WITH OPTION
                                                ---------     --------------     -----------
     Public offering price                      $   15.00     $                  $
     Sales load                                 $    .675     $                  $
     Estimated offering expenses                $     .03     $                  $
     Proceeds, after expenses, to the Fund      $  14.295     $                  $



     The expenses of the offering are estimated at $   and are payable by the
Fund. The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Adviser has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described above) that exceed $.03 per Common Share. The Investment Adviser has also agreed to pay the organizational expenses of the Fund.


OVERALLOTMENT OPTION


     The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.


PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS


     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.


     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.


     The Common Shares will be sold to ensure that the NYSE distribution standards (I.E. round lots, public shares and aggregate market value) will be met.

ADDITIONAL UNDERWRITING COMPENSATION AND OTHER RELATIONSHIPS

     The Investment Adviser and the Investment Manager have also agreed to pay from their own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters. The Investment Adviser will pay to Merrill Lynch, Pierce, Fenner & Smith Incorporated an annual fee equal to ..15% of the Fund's Managed Assets. The total amount of these additional compensation amounts paid to Merrill Lynch, Pierce, Fenner & Smith will not
exceed   % of the price to the public of the Common Shares sold in the offering.
Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to provide, as requested by the Investment Adviser, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Adviser, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The Investment Adviser and the Investment Manager may pay to certain other underwriters an annual fee equal to a percentage of the Fund's Managed Assets atributable to the Common Shares sold by such underwriters in the offering if certain specified sales targets are met. Lower fees may be payable if such sales targets are not met, and such sales targets may be waived or lowered in the sole discretion of the Investment Adviser. The total amount of these additional compensation payments to certain other underwriters will not
exceed   % of the price to the public of the Common Shares sold in the offering.
These underwriters have agreed to provide, as requested by the Investment Adviser, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Adviser, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     Claymore Securities, Inc., an affiliate of the Investment Adviser, will provide distribution assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund's marketing material and assistance in presentations to other underwriters and selected dealers. Claymore Securities Inc. may pay compensation to its employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.03 per Common Share, the Fund will pay up to .10% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as payment for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities, Inc. for its distribution assistance will not exceed .10% of the total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

     The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the amount paid by the Fund as the $.005 per Common Share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

     One or more of the underwriters of Common Shares may also act as an underwriter or placement agent in connection with the issuance by the Fund of any financial leverage, including the Fund's preferred shares, if any.

     The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.


                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                          AND DIVIDEND-DISBURSING AGENT


     The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

     The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. The Fund will pay to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.


     The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                  LEGAL MATTERS


     Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares, and by Clifford Chance US LLP, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden as to matters of Delaware law.


                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

     The Fund's Common Shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York,
New York 10005.


     This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).


     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Manager and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information dated as of    , 2004, has been filed
with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:



                                                                            PAGE
                                                                            ----
The Fund                                                                       1
Investment Objectives and Policies                                             1
Investment Restrictions                                                        5
Management of the Fund                                                         6
Portfolio Transactions                                                        14
Portfolio Turnover                                                            15
Taxation                                                                      15
General Information                                                           18
Appendix A: Ratings of Investments                                           A-1
Appendix B: Proxy Voting Procedures                                          B-1
Report of Independent Registered Public Accounting Firm                     FS-1
Financial Statements for the Fund                                           FS-2

================================================================================


     Until     , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


[CLAYMORE(R) LOGO]

[MADISON INVESTMENT ADVISORS LOGO]

                                          SHARES

                       MADISON/CLAYMORE COVERED CALL FUND

                                  COMMON SHARES
                                $15.00 PER SHARE

                                   ----------
                                   PROSPECTUS
                                   ----------


                               MERRILL LYNCH & CO.

                               RBC CAPITAL MARKETS

                                  ADVEST, INC.

                              ROBERT W. BAIRD & CO.

                            CLAYMORE SECURITIES, INC.

                               FERRIS, BAKER WATTS
                                  INCORPORATED

                        J.J.B. HILLIARD, W.L. LYONS, INC.

                           JANNEY MONTGOMERY SCOTT LLC

                             KEYBANC CAPITAL MARKETS

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                                OPPENHEIMER & CO.

                                  RAYMOND JAMES

                                 RYAN BECK & CO.

                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                                  TD WATERHOUSE

                         WEDBUSH MORGAN SECURITIES INC.

                           WELLS FARGO SECURITIES, LLC


                                           , 2004

================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION DATED JULY 26, 2004


                       MADISON/CLAYMORE COVERED CALL FUND
                                  COMMON SHARES
                                $15.00 PER SHARE

                       STATEMENT OF ADDITIONAL INFORMATION

     Madison/Claymore Covered Call Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

     This Statement of Additional Information ("SAI") is not a prospectus, but
should be read in conjunction with the prospectus for the Fund dated      , 2004
(the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.

     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                            PAGE
The Fund                                                                       1
Investment Objectives and Policies                                             1
Investment Restrictions                                                        5
Management of the Fund                                                         6
Portfolio Transactions                                                        14
Portfolio Turnover                                                            15
Taxation                                                                      15
General Information                                                           18
Appendix A: Ratings of Investments                                           A-1
Appendix B: Proxy Voting Procedures                                          B-1
Report of Independent Registered Public Accounting Firm                     FS-1
Financial Statements for the Fund                                           FS-2


       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 2004.

                                    THE FUND

     The Fund is a newly organized closed-end diversified management investment company organized under the laws of the State of Delaware. The Fund expects that its common shares of beneficial interest, par value $.01 (the "Common Shares"), will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "MCN."

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INVESTMENT POLICIES

     The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

     SECURITIES SUBJECT TO REORGANIZATION. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

     WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund's portfolio.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

OTHER DERIVATIVE INSTRUMENTS

     OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the

Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

ADDITIONAL RISKS RELATING TO DERIVATIVE INSTRUMENTS

     Neither the Investment Adviser nor the Investment Manager is registered as a Commodity Pool Operator. The Investment Adviser and the Investment Manager have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest rates. If the Investment Manager's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

LOANS OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                             INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of

(i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

          1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

          2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

          3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

          4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

          5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

          6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

          7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and the Investment Manager.

     The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

     Following is a list of the names, ages, addresses present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the Trustee.

INDEPENDENT TRUSTEES:

                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          TERM OF                                        FUND
                                        OFFICE AND                                      COMPLEX
NAME (AND AGE) AND        POSITION HELD  LENGTH OF        PRINCIPAL OCCUPATION          OVERSEEN          OTHER DIRECTORSHIPS
BUSINESS ADDRESS (1)      WITH THE FUND TIME SERVED      DURING PAST FIVE YEARS       BY TRUSTEE(2)         HELD BY TRUSTEE
------------------------- ------------- ----------- -------------------------------- -------------- --------------------------------
Randall C. Barnes (52)    Trustee       Trustee     Formerly, Senior Vice President,       1        None
4230 Palmer Drive                       since 2004  Treasurer (1993-1997), Presi-
Naperville, IL 60564                                dent, Pizza Hut International
                                                    (1991-1993) and Senior Vice
                                                    President, Strategic Planning
                                                    and New Business Development
                                                    (1987-1990) of PepsiCo, Inc.
                                                    (1987-1997).

Philip E. Blake (59)      Trustee       Trustee     Managing Partner of Forecastle         1        Director, Madison Newspapers,
1 South Pinckney Street                 since 2004  Inc. (2000-present). Formerly,                  Inc., Forecastle, Inc, Nemtes
Suite 501                                           President and CEO of Madison                    Corporation and US Bank -
Madison, WI 53703                                   Newspapers Inc. (1993-2000)                     Madison. Trustee, the Mosaic
                                                    and Vice President, Publishing,                 family of mutual funds.(3)
                                                    Lee Enterprises (1998-2001).

James R. Imhoff, Jr. (60) Trustee       Trustee     Chairman and CEO of First              1        Director, Park Bank. Trustee,
429 Gammon Place                        since 2004  Weber Group.                                    the Mosaic family of mutual
Madison, WI 53719                                                                                   funds.(3)

Ronald A. Nyberg (50)     Trustee       Trustee     Founding partner of Nyberg &           4        Trustee, Advent Claymore
200 East 5th Avenue                     since 2004  Gustafson, a law firm                           Convertible Securities and
Suite 113                                           specializing in Corporate Law,                  Income Fund, MBIA
Naperville, IL 60563                                Estate Planning and Business                    Capital/Claymore Managed
                                                    Transactions (2000-present).                    Duration Investment Grade
                                                    Formerly, Executive Vice                        Municipal Income Fund, Western
                                                    President, General Counsel and                  Asset/Claymore U.S. Treasury
                                                    Corporate Secretary of Van                      Inflation Protected Securities
                                                    Kampen Investment (1982-1999).                  Fund, Western Asset/Claymore
                                                    Director, Juvenile Diabetes                     U.S. Treasury Inflation
                                                    Research Foundation, Chicago                    Protected Securities Fund 2,
                                                    Chapter, and Edward Hospital                    Dreman/Claymore Dividend &
                                                    Foundation, Naperville, IL.                     Income Fund, TS&W/Claymore
                                                    Trustee, North Park University,                 Tax-Advantaged Balanced Fund.
                                                    Chicago.

Ronald E. Toupin, Jr.     Trustee       Trustee     Formerly, Vice President,              4        Trustee, Advent Claymore
(44)                                    since 2004  Manager and Portfolio Manager                   Convertible Securities and
117 Ashland Avenue River                            of Nuveen Asset Management                      Income Fund, MBIA
Forest, IL 60305                                    (1998-1999), Vice President of                  Capital/Claymore Managed
                                                    Nuveen Investment Advisory                      Duration Investment Grade
                                                    Corporation (1992-1999), Vice                   Municipal Income Fund, Western
                                                    President and Manager of                        Asset/Claymore U.S. Treasury
                                                    Nuveen Unit Investment Trusts                   Inflation Protected Securities
                                                    (1991-1999) and Assist Vice                     Fund, Western Asset/Claymore
                                                    President and Portfolio Manager                 U.S. Treasury Inflation
                                                    of Nuveen Unit Investment                       Protected Securities Fund 2,
                                                    Trusts (1988-1999), each of                     Dreman/Claymore Dividend &
                                                    John Nuveen & Company, Inc.                     Income Fund, TS&W/Claymore
                                                    (1982-1999).                                    Tax-Advantaged Balanced Fund.

Lorence D. Wheeler (66)   Trustee       Trustee     Formerly, President of Credit          1        Trustee, the Mosaic family of
135 Grand County Road                   since 2004  Union Benefits Services, Inc.                   mutual funds.(3)
8300 Tabernash, CO 80478                            and Pension Specialist for
                                                    CUNA Mutual Group.

INTERESTED TRUSTEES:


                                                                                       NUMBER OF
                                                                                       FUNDS IN
                                          TERM OF                                        FUND
                                        OFFICE AND                                      COMPLEX
NAME (AND AGE) AND        POSITION HELD  LENGTH OF        PRINCIPAL OCCUPATION          OVERSEEN          OTHER DIRECTORSHIPS
BUSINESS ADDRESS          WITH THE FUND TIME SERVED      DURING PAST FIVE YEARS       BY TRUSTEE(2)         HELD BY TRUSTEE
------------------------- ------------- ----------- -------------------------------- -------------- --------------------------------
Nicholas Dalmaso (39)*    Trustee and   Trustee     Senior Managing Director and           4        Trustee, Advent Claymore
210 N. Hale Street        Chief Legal   since 2004  General Counsel of Claymore                     Convertible Securities and
Wheaton, IL 60187         and Execu-                Advisors, LLC and Claymore                      Income Fund, Dreman/Claymore
                          tive Officer              Securities, Inc. (2001-present).                Dividend & Income Fund, MBIA
                                                    Manager, Claymore Fund                          Capital/Claymore Managed
                                                    Management Company, LLC.                        Duration Investment Grade
                                                    Formerly, Assistant General                     Municipal Fund, Western
                                                    Counsel, John Nuveen and Company                Asset/Claymore U.S. Treasury
                                                    Inc. (1999-2000). Former Vice                   Inflation Protected Securities
                                                    President and Associate General                 Fund, Flaherty &
                                                    Counsel of Van Kampen                           Crumrine/Claymore Preferred
                                                    Investments, Inc. (1992-1999).                  Securities & Income Fund,
                                                                                                    Flaherty & Crumrine/Claymore
                                                                                                    Total Return Fund,
                                                                                                    Western/Asset Claymore U.S.
                                                                                                    Treasury Inflation Protected
                                                                                                    Securities Fund 2 and
                                                                                                    TS&W/Claymore Tax-Advantaged
                                                                                                    Balanced Fund.

Frank E. Burgess (61)*    Trustee and   Trustee     Founder, President and CEO of          1        Director, Capital Bankshares,
550 Science Drive         Senior Vice   since 2004  Madison Investment Advisors,                    Inc. and Outrider Foundation,
Madison, WI 53711         President                 Inc. (1974-present) and                         Inc. Trustee, the Mosaic family
                                                    Madison Asset Management, LLC.                  of mutual funds.(3)


* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Burgess is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates.

(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

     --Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.

     --Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

     --Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

(2) As of the date of this SAI, there are four funds, including the Fund, in the "fund complex."

(3) As of the date of this SAI, the Mosaic family of mutual funds included the following investment companies: Mosaic Investors Fund, Mosaic Balanced Fund, Mosaic Mid-Cap Fund, Mosaic Foresight Fund, Mosaic Intermediate Income Fund, Mosaic Government Fund, Mosaic Institutional Bond Fund, Mosaic Tax-Free Arizona Fund, Mosaic Tax-Free Missouri Fund, Mosaic Tax-Free Virginia Fund, Mosaic Tax-Free National Fund and Mosaic Government Money Market Fund.

OFFICERS:


NAME (AND AGE) AND                                                          PRINCIPAL OCCUPATION
BUSINESS ADDRESS                  POSITION                                DURING THE PAST FIVE YEARS
--------------------------  --------------------  -----------------------------------------------------------------------
Steven M. Hill (39)         Chief Financial       Managing Director of Claymore Advisors, LLC and Claymore Securities,
210 N. Hale Street          Officer, Chief        Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer
Wheaton, IL 60187           Accounting Officer    of funds in the Fund Complex. Previously, Treasurer of Henderson Global
                            and Treasurer         Funds and Operations Manager for Henderson Global Investors (NA) Inc.
                                                  (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002);
                                                  Vice President, Nuveen Investments (1999-2001); Chief Financial
                                                  Officer, Skyline Asset Management LP, (1999); Vice President, Van
                                                  Kampen Investments and Assistant Treasurer, Van Kampen mutual funds
                                                  (1989-1999).

Heidemarie Gregoriev (33)   Secretary             Vice President and Assistant General Counsel of Claymore Advisors, LLC
210 N. Hale Street                                and Claymore Securities, Inc.; Secretary of funds in the Fund Complex.
Wheaton, IL 60187                                 Previously, Legal Counsel for Henderson Global Investors N/A Inc.
                                                  (2001-2004), Associate of Gardner, Carton & Douglas LLP (1997-2001).

Jay Sekelsky (44)           Vice President        Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                 of Madison Asset Management, LLC; Vice President of funds in the Mosaic
Madison, WI 53711                                 family of funds.

Kay Frank (43)              Vice President        Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                 of Madison Asset Management, LLC; President and Vice President of funds
Madison, WI 53711                                 in the Mosaic family of Funds.

Rita Bauer (44)             Vice President        Vice President of Madison Investment Advisors, Inc.; Vice President of
550 Science Drive                                 Madison Asset Management, LLC
Madison, WI 53711

Ray DiBernardo (41)         Vice President        Vice President of Madison Investment Advisors, Inc. Previously,
550 Science Drive                                 Vice President and Portfolio Manager, Concord Investment Company.
Madison, WI 53711

Deborah Pines (31)          Vice President        Director of Alternative Funds of Madison Investment Advisors, Inc.
550 Science Drive                                 Previously, Senior Investigator, Chicago Board of Trade.
Madison, WI 53711

Richard C. Sarhaddi (30)    Assistant Secretary   Assistant Vice President of Claymore Advisors, LLC and Claymore
210 N. Hale Street                                Securities, Inc.; Assistant Secretary of funds in the Fund Complex.
Wheaton, IL 60187                                 Previously, Editor, CCH Incorporated.


     Messrs. Barnes, Blake, Imhoff, Nyberg, Toupin and Wheeler, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

     Messrs. Barnes, Blake, Imhoff, Nyberg, Toupin and Wheeler, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

     Messrs. Dalmaso and Burgess serve on the Fund's Executive Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Investment Manager or their respective affiliates a fee of $8,000 per year, $1,000 per Board meeting attended, $1,000 for serving as as the chairman of the Board or of a committee and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

     Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended December 31, 2003. Officers who are employed by the Investment Adviser or the Investment Manager receive no compensation or expense reimbursement from the Fund.

     The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended December 31, 2004.

                                                                 TOTAL
                                            PENSION OR        COMPENSATION       NUMBER OF
                          AGGREGATE         RETIREMENT       FROM THE FUND       FUNDS IN
                          ESTIMATED      BENEFITS ACCRUED       AND FUND       FUND COMPLEX
                         COMPENSATION       AS PART OF          COMPLEX         OVERSEEN BY
NAME(1)                FROM THE FUND(2)  FUND EXPENSES(2)  PAID TO TRUSTEE(3)   TRUSTEE(2)
---------------------  ----------------  ----------------  ------------------  ------------
Randall C. Barnes         $   13,500           None             $  13,500            1

Philip E. Blake           $   13,500           None             $  13,500            1

James R. Imhoff, Jr.      $   13,500           None             $  13,500            1

Ronald A. Nyberg          $   13,500           None             $  55,000            4

Ronald E. Toupin, Jr.     $   13,500           None             $  55,000            4

Lorence D. Wheeler        $   13,500           None             $  13,500            1

(1)  Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

(3) As of the date of this SAI, there are four funds, including the Fund, in the "fund complex."

TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND AND OTHER FUNDS IN THE FUND COMPLEX

     As of December 31, 2003, no Trustee beneficially owned securities of the Fund or securities of any other fund in the Fund Complex overseen by the Trustee.

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

     The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

THE ADVISORY AGREEMENT

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 210 North Hale Street, Wheaton, Illinois 60187. The Investment Adviser is a registered investment adviser.

     Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

     The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory

Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than liabilities related to any financial leverage) ("Managed Assets").

     Pursuant to its terms, the Advisory Agreement will remain in effect until , 2006, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore".

THE MANAGEMENT AGREEMENT

     Madison Asset Management, LLC acts as the Funds Investment Manager pursuant to an investment management agreement among the Fund, the Investment Adviser and the Investment Manager (the "Managment Agreement"). Madison Asset Management, LLC is a wholly owned subsidiary of Madison Investment Advisors, Inc. which was founded in 1974 by Frank Burgess. The Investment Manager is a Wisconsin limited liability company with principal offices at 550 Science Drive, Madison, Wisconsin 53711. Madison Asset Management, LLC shares its personnel and resources with its parent and, unless otherwise stated, references to the Investment Manager are, collectively, to Madison Asset Management, LLC and Madison Investment Advisors, Inc. The Investment Manager and Madison Investment Advisors, Inc. also operate through their affiliates, Madison Scottsdale, LC in Scottsdale, Arizona and Concord Asset Management, LLC in Chicago, Illinois and manages investment companies through its Mosaic family of twelve mutual funds. Madison Investment Advisors, Inc. is an independent company that is owned by 26 of its officers and employees and an Employee Stock Ownership Plan. The Investment Manager and its affiliated group act as investment advisers for individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $9.5 billion as of April 30, 2004.

     The Investment Manager acts as investment advisor for individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $9.5 billion as of April 30, 2004.

     Under the terms of the Management Agreement, the Investment Manager manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Investment Manager on behalf of the Fund under the Management Agreement, the Fund pays the Investment Manager a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

     The Investment Manager has agreed to pay to the Investment Adviser (1) an amount equal to 0.20% of the Fund's average daily Managed Asset, payable monthly, during the first 24 months of the operation of the Fund, and (2) an amount equal to 0.20% of the Fund's average daily Managed Assets attributable to the Common Shares in this offering in excess of $300 million, in two equal payments, one-half of which is payable within 45 days after the completion of this offering of the Fund and the second one-half of which is payable on the one-year anniversary of the offering.

     The Management Agreement continues until         , 2006 and from year to
year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Manager is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

     As part of the Management Agreement, the Fund has agreed that the name "Madison" is the Investment Manager's property, and that in the event the Investment Manager ceases to act as an investment manager to the Fund, the Fund will change its name to one not including "Madison."

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     In approving the Investment Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objectives and policies and discussed the Fund's target portfolio, as described in the Prospectus. Nicholas Dalmaso, Senior Managing Director and General Counsel of the Investment Adviser, discussed the history and current operations of the Investment Adviser and the background, experience and expertise of various key personnel of the Investment Adviser, including Steven M. Hill, Managing Director of the Investment Adviser and Chief Accounting Officer, Chief Financial Officer and Treasurer of the Fund, Anne S. Kochevar, Managing Director, Compliance of the Investment Adviser and Vice President of the Fund, and Heidemarie Gregoriev, Vice President and Assistant General Counsel of the Investment Adviser and Secretary of the Fund. Mr. Hill discussed the responsibilities of the Investment Adviser, including investment advisory oversight, compliance and filings and dividend management, and the Investment Adviser's experience and abilities with regard to each of its responsibilities.

     The Board of Trustees reviewed the experience of the Investment Adviser as investment adviser to other closed-end investment companies, its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies and its relationships with specialists, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. In this review, the Board of Trustees received the Investment Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Investment Adviser, the Board of Trustees also considered the personnel of the Investment Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team of the Investment Manager. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Adviser's personnel are well qualified to serve the Fund in the functions proposed.

     Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Investment Adviser materials prepared and distributed in advance by the Investment Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. As there are no existing closed-end investment companies utilizing an investment strategy similar to that of the Fund, the Board of Trustees was presented with the fees of six open-end investment companies with similar strategies. The average gross stated advisory fee for this group was .9125%, with a median of .9625% and mode of 1.00%. The Board of Trustees was also presented with information regarding the gross advisory fees (excluding servicing fees) and net advisory fees, after applicable fee waivers (excluding servicing fees) of the representative funds. The average gross advisory fee (excluding servicing fees) was .854%, with a median of .90% and mode of 1.00%. The average net advisory fee (excluding servicing fees) was .651%, with a median of .725%.

     In addition, the Investment Adviser presented to the Board of Trustees the total expense ratios for the same representative sample of open-end funds. Excluding 12b-1 fee, the average total expense ratio for the representative sample is 1.735% (after consideration of the fee waivers by several funds), compared with the proposed estimated total expense ratio for the Fund of 1.20%. The Board of Trustees, after reviewing the totality of the information presented, including the investment advisory oversight role of the Investment Adviser, its compliance oversight and its monitoring of the Fund's portfolio, concluded that the proposed total investment advisory fee of 1.00% (which represents .50% paid to the Investment Adviser and .50% paid to the Investment Manager) is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

     The Trustees who are not interested persons of the Investment Adviser or the Investment Manager met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Advisory Agreement, the non-interested Trustees discussed the proposed total investment advisory fee, the proposed allocation of that fee among the Investment Adviser and the Investment Manager, the services to be provided by the Investment Adviser, the personnel and experience of the Investment Adviser and the oversight role of the Investment Adviser. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

APPROVAL OF THE MANAGEMENT AGREEMENT

     In approving the Investment Management Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Manager. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Manager, who described the Fund's investment objectives and policies and discussed the Fund's target portfolio, as described in the Prospectus. Frank E. Burgess, the founder, President and CEO of the Investment Manager and the leader of the Fund's portfolio management team, discussed with the Board his background and experience and the background, experience, education and compensation of the other members of the portfolio management team, including Jay Sekelsky, Managing Director of the Investment Manager and lead equity manager of the Investment Manager's stock portfolios, who, with 22 years of analytic experience, will head those members of the team responsible for selection of common stocks. Mr. Burgess also discussed the history and current operations of the Investment Manager and its affiliated entities, Madison Investment Advisors, Inc., Madison Scottsdale, the Mosaic Funds and Concord Asset Management, which together have approximately $9.7 billion in assets under management. Further, Mr. Burgess explained the investment philosophy of the Investment Manager's team, which focuses on growth-at-a-reasonable price (or "GARP") whereby the key analytical measure is a common stock's "PEG" ratio (its price-to-earnings ratio, divided by its perceived earnings growth rate). Mr. Burgess also discussed the Investment Manager's options strategy and its past experience in implementing this strategy. Mr. Burgess discussed the experience of Richard Lehman, author of NEW INSIGHTS ON COVERED CALL WRITING, who has been retained as a consultant to the Investment Manager and will provide statistical and factual information regarding covered call option writing strategies, advice regarding economic factors and trends or advice as to occasional transactions in specific securities. Mr. Burgess, as leader of the portfolio management team will be primarily responsible, with assistance of members of the team, for implementation of the Fund's option strategy. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Manager's personnel and portfolio management team are well qualified to serve the Fund in the proposed function.

     In evaluating the fees to be paid by the Fund to the Investment Manager, the Board of Trustees received the Form ADV of the Investment Manager and of Madison Investment Advisors, Inc. and discussed with the Investment Manager the fees that it typically receives in similar circumstances. The Investment Manager discussed the Mosaic Investors Fund, Mosaic Mid-Cap Fund, Mosaic Balanced Fund and Mosaic Foresight Fund, each of which are advised by an affiliated entity of the Investment Manager. These funds are similar in that the investment strategy of each fund is based upon a variation of the Investment Manager's core strategy of

Growth-at-a-Reasonable-Price, which will form the basis for the equity selection strategy of the Fund. None of these funds, however, employ the Investment Manager's option strategy to be utilized by the Fund. Each of these Mosaic funds pays a management fee of .75% of net assets. The Investment Adviser, the Investment Manager and the Board of Trustees discussed the Fund's proposed total investment advisory fee in comparison to the management fee paid by the similar Mosaic funds and that the Fund's proposed total investment advisory fee results from its utilization of the option strategy in addition to the Investment Manager's equity selection strategy.

     The Trustees who are not interested persons of the Investment Adviser or the Investment Manager met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Management Agreement, the non-interested Trustees discussed the allocation of the proposed total investment advisory fee between the Investment Adviser and the Investment Manager, the services to be provided by the Investment Manager and the personnel and experience of the Investment Manager. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the day-to-day management of the Fund's portfolio, the selection of common stocks and the implementation of the option strategy, and the experience and philosophy of the Investment Manager' s team, concluded that approving the Investment Management Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested Trustees also concluded that the proposed investment management fee is fair and reasonable for the Fund and that the Investment Management Agreement is in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees of the Fund, the Investment Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Manager or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Management Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Investment Manager and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Manager in connection with the Fund. Conversely, such information provided to the Investment Manager and its affiliates by brokers and dealers through whom other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER

     Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

     As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to Common Shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year,
(ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's Common Shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to Common Shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Common Shareholders.

NATURE OF THE FUND'S INVESTMENTS

     The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and
(vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

TAXATION OF SHAREHOLDERS

     The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

     Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the Common Shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

     Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), a portion of the dividends the Fund pays on the Common Shares that has been properly designated by the Fund as "qualified dividend income" may be eligible for a reduced maximum federal income tax rate for individuals of generally 15% for tax years beginning on before or before December 31, 2008. Although the Fund will invest primarily in stocks that are eligible to pay qualified dividend income, the Fund cannot assure you as to what portion, if any, of the dividends the Fund pays on the Common Shares will consist of qualified dividend income. In addition, the Fund's investment practices may preclude qualified-dividend-income treatment, as discussed below.

     Distributions made to you from the excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if such distributions have been properly designated by the Fund, regardless of the length of time you have owned Common Shares. Under the 2003 Tax Act, the maximum federal income tax rate on net long-term capital gains for individuals is generally 15% for gains realized on or before December 31, 2008. In addition, the Fund's investment practices may preclude long-term capital gain treatment, as discussed below.

     Common Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders with capital loss are urged to consult their tax advisers.

     The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     Upon a sale or exchange of Common Shares, a Common Shareholder will realize a taxable gain or loss in an amount equal to the difference between the fair market value of the property received and the shareholder's adjusted tax basis in the shares sold or exchanged. Such gain or loss will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the Common Shares disposed of are replaced with substantially identical Common Shares within a 61-day period beginning 30 days before and ending 30 days after the date that the Common

Shares are disposed of. In such a case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a Common Shareholder on the sale of Common Shares held by the Common Shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares.

     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

     Ordinary income dividends (but not capital gain dividends) paid to Common Shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident Common Shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such Common Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.

                               GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

     Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

     DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

     DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.


     Ernst & Young LLP are the Registered Public Accounting Firm of the Fund and will annually render an opinion on the financial statements of the Fund.


                                 CODE OF ETHICS

     The Fund, the Investment Adviser, the Investment Manager and Claymore Securities, Inc. each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Manager, Claymore Securities, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Investment Manager and Claymore Securities, Inc. are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

     A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

MOODY'S INVESTORS SERVICE, INC.

     A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

        Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1   This designation denotes best quality. There is present
               strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of
               protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security
               elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection
               commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on Funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B

                          MADISON ASSET MANAGEMENT, LLC

                              PROXY VOTING POLICIES

     Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

     REGULAR ACCOUNTS

     We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

     MAKING THE INITIAL DECISION ON HOW TO VOTE THE PROXY

     As stated above, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN THE CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

     As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

     DOCUMENTING OUR DECISIONS

     In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

     WHY WOULD VOTING AS THE BOARD RECOMMENDS NOT BE IN THE CLIENT'S BEST INTERESTS?

     Portfolio management must, at a minimum, consider the following questions before voting any proxy:

          1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?

                    (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

          2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

          3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

                    (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

          4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines?

     Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

     In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

     ADDRESSING CONFLICTS OF INTEREST

     Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

     Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

     The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.

     As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

     ERISA FIDUCIARY ACCOUNTS

     As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.

     It is important that our investment management agreement (or the ERISA client's plan document) (collectively, the "Contracts") address the issue of who is responsible for voting proxies.

          1. If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client's accounts.

          2. On the other hand, if the Contracts are silent or simply state that we "may" vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.

     ERISA requires us, when we are responsible for voting proxies:

          1. To maintain voting records for review by the named fiduciary of the plan; and

          2. Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.

     Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

     ADDITIONAL RECORDKEEPING RULES RELATED TO PROXY VOTING

     We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC's EDGAR database.

     We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

     We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

                        MADISON INVESTMENT ADVISORS, INC.
                             MADISON SCOTTSDALE, LC
                          CONCORD ASSET MANAGEMENT, LLC
                                  MOSAIC FUNDS

                                  NOVEMBER 2003

                  DISCLOSURE AND SUMMARY OF PROXY VOTING POLICY

     When you give us authority to vote proxies for securities held in your account, we do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

     Nevertheless, OUR GOAL AND INTENT IS TO VOTE ALL PROXIES IN OUR CLIENT'S BEST INTERESTS. For practical purposes, UNLESS WE MAKE AN AFFIRMATIVE DECISION TO THE CONTRARY, when WE VOTE A PROXY AS THE BOARD OF DIRECTORS OF A COMPANY RECOMMENDS, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, IF WE BELIEVE THAT VOTING AS THE BOARD OF DIRECTORS RECOMMENDS WOULD NOT BE IN A CLIENT'S BEST INTERESTS, THEN WE MUST VOTE AGAINST THE BOARD'S RECOMMENDATION.

     We will vote against the Board of Directors recommendation if the Board recommends an action that could dilute or otherwise diminish the value of your position. This may occur if we are unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal. This may also occur if the action would cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market. Note that we may vote in a manner that could diminish the value of your position in the short-term if we believe it will increase this value in the long-term and we are holding the security in your portfolio for the long-term. Finally, we won't vote as the Board of Directors recommends if voting in that manner would violate your account's investment guidelines.

     In the unlikely event that we are required to vote a proxy that could result in a conflict between your best interests and the interests of our firm, we will alert you or your representative in advance to obtain your consent or direction on how to vote a proxy under such circumstances.

     If you would like to know how we voted any proxy in your account, please contact your client service representative and he or she will give you that information. If you're not sure of your client service representative, call us at our Wisconsin office at 800-767-0300 and we will be happy to answer your questions.

     You may request a complete copy of our written proxy voting procedures. Clients whose accounts are managed by our Madison, Wisconsin office may call 800-767-0300 to request a copy, clients whose accounts are managed by our Chicago, Illinois office may call 312-236-1166 to request a copy and clients whose accounts are managed by our Scottsdale, Arizona office may call 800-767-8020 to request a copy.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Madison/Claymore Covered Call Fund

     We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call Fund (the "Fund") as of July 15, 2004, and the related statement of operations for the period from May 6, 2004 (date of organization) through July 15, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call Fund at July 15, 2004, and the results of its operations for the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                   /s/ Ernst & Young LLP



Chicago, Illinois
July 19, 2004

                       MADISON/CLAYMORE COVERED CALL FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 15, 2004



ASSETS:
   Cash                                                                                  $    100,275
   Receivable from Investment Adviser for Organization Costs                                   25,000
   Deferred Offering Costs                                                                  1,000,000
                                                                                         ------------
     Total Assets                                                                           1,125,000
                                                                                         ------------
LIABILITIES:
   Accrued Organization and Offering Costs                                                  1,025,000
                                                                                         ------------
     Total Liabilities                                                                      1,025,000
                                                                                         ------------
     NET ASSETS                                                                          $    100,275
                                                                                         ============
COMPOSITION OF NET ASSETS:
   Capital shares, at par value of $0.01 per share                                       $         70
   Paid in Surplus                                                                            100,205
                                                                                         ------------
     NET ASSETS                                                                          $    100,275
                                                                                         ============
COMMON SHARES:
   Net asset value per share ($100,275 / 7,000 shares of beneficial interest issued and
     outstanding                                                                         $     14.325
                                                                                         ============
   Public offering price per share                                                       $      15.00
                                                                                         ============


                        SEE NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                           PERIOD ENDED JULY 15, 2004



Investment Income                                         $          0
                                                          ------------
Expenses:
  Organization costs                                            25,000
                                                          ------------
     Total Expenses                                             25,000
  Expense Reimbursement                                        (25,000)
                                                          ------------
Net Expenses                                                         0
                                                          ============
Net Investment Income                                     $          0
                                                          ============


                        SEE NOTES TO FINANCIAL STATEMENTS

                       MADISON/CLAYMORE COVERED CALL FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION:

     Madison/Claymore Covered Called Fund (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund has not had any operations to date other than the sale of 7,000 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,275.

     Offering costs, estimated to be $1,000,000, will be borne by the Fund as a direct charge to paid in capital at the time of issuance of shares. However, Claymore Advisors, LLC (the "Investment Adviser"), the Fund's investment advisor, has agreed to pay offering costs (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.03 per common share. The Investment Adviser has also agreed to reimburse the Fund for its organizational costs, which are estimated to be $25,000.

NOTE 2 -- ACCOUNTING POLICIES:

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Madison Asset Management, LLC (the "Investment Manager"), provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in a maximum annual amount equal to .50% of the Fund's average daily Managed Assets.

     Pursuant to an Investment Management Agreement (the "Management Agreement") between the Investment Manager and the Fund, the Investment Manager under the supervision of the Fund's Board of Trustees and the Investment Advisor, provides a continuous investment program for the Fund's portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Fund pays the Investment Manager a fee, payable monthly, in a maximum annual amount equal to .50% of the Fund's average daily Managed Assets.

     The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements And Exhibits

     (1)  Financial Statements

          Part A


          Report of Independent Accountants(*)


          Part B


          Statement of Assets and Liabilities(*)


     (2)  Exhibits


       (a)  Agreement and Declaration of Trust of Registrant(*)
       (b)  By-Laws of Registrant(*)
       (c)  Not applicable
       (d)  Form of Specimen Share Certificate(*)
       (e)  Dividend Reinvestment Plan of Registrant(*)
       (f)  Not applicable
       (g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC (*)
            (ii) Form of Investment Managment Agreement among Registrant, Claymore Advisors, LLC and Madison Asset Management, LLC(*)
       (h)  (i) Form of Purchase Agreement(*)
            (ii) Form of Additional Compensation Agreement (*)
            (iii) Form of Dealer Agreement (*)
            (iv) Form of Agreement Among Underwriters (*)
       (i)  Not applicable
       (j)  Form of Custody Agreement(*)
       (k)  (i) Form of Stock Transfer Agency Agreement (*)
            (ii) Form of Fund Accounting Agreement (*)
            (iii) Form of Administration Agreement (*)
       (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(*)
       (m)  Not applicable
       (n)  Consent of Ernst & Young LLP(*)
       (o)  Not applicable
       (p)  Form of Initial Subscription Agreement(*)
       (q)  Not applicable
       (r) (i) Code of Ethics of the Registrant, Claymore Advisors, LLC and Claymore Securities, Inc. (*)
            (ii) Code of Ethics of Madison Asset Management, LLC (*)
       (s)  Power of Attorney (*)

          ----------
          (*)  Filed herewith

     Item 25.   Marketing Arrangements

     Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

     Item 26.   Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee
SEC Registration fees
Printing/engraving expenses
Accounting fees
Legal fees
NASD fee
Miscellaneous
    Total

     Item 27.   Persons Controlled by or Under Common Control with Registrant

     None

     Item 28.


TITLE OF CLASS                   NUMBER OF RECORD SHAREHOLDERS AS OF JULY 23, 2004
--------------                   -------------------------------------------------
Common shares of beneficial                               1
interest, par value $0.01 per share


     Item 29.   Indemnification

     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below. (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Item 30. Business and Other Connections of the Investment Adviser and the Investment Manager

     The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers

Act of 1940 (Commission File No. 801-62515).

     The Investment Manager, a limited liability company organized under the laws of Wisconsin, acts as investment manager to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62992).

     Item 31.   Location of Accounts and Records

     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at 210 North Hale Street, Wheaton, Illinois 60187, in part at the offices of the Investment Manager at 550 Science Drive, Madison, Wisconsin 53711, in part at the offices of the Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

     Item 32.   Management Services

          Not applicable.

     Item 33.   Undertakings

1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

     Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Pre-Effective Amendment No. 1 to the Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, State of Illinois, on the 26th day of July, 2004.


                               By: /s/ Nicholas Dalmaso
                               ------------------------
                               By: Nicholas Dalmaso, Trustee


     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 26th day of July, 2004.


Principal Executive Officer:

/s/ Nicholas Dalmaso                     Trustee, Chief Legal and Executive
------------------------------------     Officer
Nicholas Dalmaso

Principal Financial Officer:

/s/ Steven M. Hill                       Chief Financial Officer, Chief
------------------------------------     Accounting Officer and Treasurer
Steven M. Hill

Trustees:

/s/ Randall C. Barnes*                   Trustee
------------------------------------
Randall C. Barnes


/s/ Philip E. Blake*                     Trustee
---------------------------
Philip E. Blake


/s/ Frank E. Burgess*                    Trustee
------------------------------------
Frank E. Burgess

/s/ Nicholas Dalmaso                     Trustee
------------------------------------
Nicholas Dalmaso

/s/ James R. Imhoff, Jr.*                Trustee
---------------------------
James R. Imhoff, Jr.

/s/ Ronald A. Nyberg*                    Trustee
---------------------------
Ronald A. Nyberg

/s/ Ronald E. Toupin, Jr.*               Trustee
---------------------------
Ronald E. Toupin, Jr.


/s/ Lorence D. Wheeler*                 Trustee
---------------------------
Lorence D. Wheeler



* Signed by Nicholas Dalmaso pursuant to a power of attorney filed herewith.

                                  Exhibit Index


(a)  Agreement and Declaration of Trust of Registrant

(b)  By-Laws of Registrant

(d)  Form of Specimen Share Certificate

(e)  Dividend Reinvestment Plan of Registrant

(g) (i) Form of Investment Advisory Agreement between Registrant and Claymore Advisors, LLC
     (ii) Form of Investment Management Agreement among Registrant, Claymore Advisors, LLC and Madison Asset Management, LLC

(h)  (i) Form of Purchase Agreement
     (ii) Form of Additional Compensation Agreement
     (iii) Form of Dealer Agreement
     (iv) Form of Agreement Among Underwriters

(j)  Form of Custody Agreement

(k)  (i) Form of Stock Transfer Agency Agreement
     (ii) Form of Fund Accounting Agreement
     (iii) Form of Administration Agreement

(l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality

(n)  Consent of Ernst & Young LLP

(p)  Form of Initial Subscription Agreement

(r) (i) Code of Ethics of the Registrant, Claymore Advisors, LLC and Claymore Securities, Inc.
     (ii) Code of Ethics of Madison Asset Management, LLC

(s)  Power of Attorney